OTHER RECEIVABLES AND PREPAYMENTS	12 Months Ended
Dec. 31, 2023
Other Receivables And Prepayments
OTHER RECEIVABLES AND PREPAYMENTS

18. OTHER RECEIVABLES AND PREPAYMENTS

	As of December 31,
	2023	2022
	RMB’000	RMB’000
Prepaid expense and prepayments	14,485	13,269
Security deposit	-	109
Other receivables	5,895	5,802
	20,380	19,180

As of December 31, 2022, total other receivables and prepayments of discontinued operations was RMB 3,000,000 (Note 30).

All of the other receivables and prepayments are expected to be recovered or recognized as expense within one year. The net carrying value of these balances is considered a reasonable approximation of fair value. Prepaid expense mainly consisted of advance payment to the vendors as of December 31, 2023 and 2022.